                           SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ____)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
[ ] Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                        PROVIDENT BANKSHARES CORPORATION
                ________________________________________________
                (Name of Registrant as Specified In Its Charter)

                     John Bruno, Muldoon, Murphy & Faucette
                   __________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
            14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[   ]       $500 per each party to the controversy pursuant to Exchange Act Rule
            14a-6(i)(3).
[   ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

      1)    Title of each class of securities to which transaction applies:
            ....................................................................
      2)    Aggregate number of securities to which transaction applies:
            ....................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
            ....................................................................
      4)    Proposed maximum aggregate value of transaction:
            ....................................................................

      5)    Total fee paid:

            ....................................................................

[   ]       Fee paid previously with preliminary materials.
[   ]       Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ............................................
      2)    Form, Schedule or Registration Statement No.:
            ............................................
      3)    Filing Party:
            ............................................
      4)    Date Filed:
            ............................................

                  NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 17, 1996



TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Provident Bankshares Corporation ("Bankshares") will be held on Wednesday, April 17, 1996, at 10:00 a.m. local time, at the offices of Bankshares, 114 East Lexington Street, Baltimore, Maryland 21202, for the following purposes:

      (1)   To elect five directors.

      (2) To approve an amendment to the Provident Bankshares Corporation Amended and Restated Stock Option Plan which authorizes awards to non-employee directors.

      (3) To approve the selection of Coopers & Lybrand L.L.P. as independent auditors for 1996.

      (4) To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

      Only those holders of record of Common Stock as of the close of business on February 21, 1996, are entitled to notice of and to vote at the 1996 Annual Meeting of Stockholders and any adjournments or postponements thereof.

      Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may withdraw your proxy at the meeting should you be present and desire to vote your shares in person. Your cooperation is respectfully requested.

                                          By Order of the Board of Directors



                                          /s/ CARL W. STEARN
                                          CARL W. STEARN
                                          Chairman of the Board


March 15, 1996

                        PROVIDENT BANKSHARES CORPORATION
                            114 EAST LEXINGTON STREET
                            BALTIMORE, MARYLAND 21202

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES


      This Proxy Statement is being mailed on or about March 15, 1996, to the stockholders of Provident Bankshares Corporation ("Bankshares") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders to be held on Wednesday, April 17, 1996, at 10:00 a.m. local time, and at any adjournments or postponements thereof, at the offices of Bankshares, 114 East Lexington Street, Baltimore, Maryland 21202.

      The Board of Directors has selected Dennis A. Starliper and Robert L. Davis, or either of them, to act as proxies with full power of substitution. Any stockholder giving the enclosed proxy may revoke it at any time prior to its exercise by giving the Secretary of Bankshares a signed instrument revoking the proxy or a signed proxy of a later date. If no instructions are specified in the proxy, it is the intention of the persons named therein to vote FOR the election of the nominees named herein as directors of Bankshares, FOR the approval of an amendment to the Provident Bankshares Corporation Amended and Restated Stock Option Plan, and FOR the approval of the selection of Coopers & Lybrand L.L.P. as independent auditors for 1996. Execution of a proxy confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting, including without limitation, a motion to adjourn or postpone the Annual Meeting to another time and/or place for the purpose of soliciting additional proxies.


                           EXPENSES OF SOLICITATION


      The cost of the solicitation of proxies will be borne by Bankshares. In addition to the use of the mails proxies may also be solicited personally, or by telephone or telegraph, by officers, directors and regular employees of Bankshares or of Provident Bank of Maryland (the "Bank"), none of whom will receive additional compensation for such services. Brokers and other persons will be reimbursed for their reasonable expenses in forwarding proxy materials to customers who have a beneficial interest in the Common Stock of Bankshares registered in names of nominees.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


      Stockholders are entitled to one vote for each share of common stock, par value $1.00 per share (the "Common Stock") registered in their names on the stock transfer books of Bankshares at the close of business on February 21, 1996, the record date fixed by the Board of Directors. At February 21, 1996, Bankshares had outstanding 7,960,803 shares of Common Stock entitled to vote at the Annual Meeting.

      The persons known to Bankshares as of February 21, 1996 to be the beneficial owners of more than five percent of the Common Stock are set forth in the following table.


                                             AMOUNT & NATURE
NAME AND ADDRESS OF                           OF BENEFICIAL               PERCENT
BENEFICIAL OWNER                                OWNERSHIP                 OF CLASS
_____________________________________       __________________       __________________


Peter M. Martin.....................           592,139(1)                   7.4%
114 East Lexington Street
Baltimore, Maryland  21202


_________________________

 (1) Includes 453,785 shares held as trustee of the Bank's Retirement Savings Plan;
     74,550 shares subject to a currently  exercisable  stock option;  5,634 shares held in the  Retirement  Savings  Plan for the  benefit  of Mr.  Martin  as of
     December 31, 1995,  the most recent date for which  information  is reasonably available; and 315 shares with shared voting and dispositive powers.


     Bankshares is not aware of any other person or group which beneficially owns or controls more than five percent of its outstanding Common Stock.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Officers, employees and directors who are not also full-time employees of the Company ("Non- Employee Directors") have been granted stock options under the Provident Bankshares Corporation Amended and Restated Stock Option Plan. An amendment concerning formula grants for Non-Employee Directors under the Option Plan is being submitted to stockholders for approval. See "Proposal to Approve Amendment to Provident Bankshares Corporation Amended and Restated Stock Option Plan."


                             ELECTION OF DIRECTORS


       The Board of Directors of Bankshares currently consists of 17 directors. Mr. Ronald L. Mason, Sr. will retire as of the 1996 Annual Meeting of Stockholders.

       Bankshares' Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible, with a class of approximately one-third of the directors being elected at each Annual Meeting of Stockholders. The terms of five directors of Bankshares will expire at the time of the Annual Meeting of Stockholders. The positions of these five directors are to be filled at the Annual Meeting of Stockholders. Therefore, five incumbent directors have been nominated to be elected to hold office until the 1999 Annual Meeting of Stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal. The nominees are Charles W. Cole, C. William Pacy, Francis G. Riggs, Carl W. Stearn, and Thomas J.S. Waxter, Jr.

      The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of all five nominees listed in the following table. In order to be elected, a majority of the shares voted must be voted FOR the election of each nominee. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

INFORMATION CONCERNING NOMINEES

      The following table presents information concerning persons nominated by the Board of Directors for election as directors of Bankshares to serve until the 1999 Annual Meeting of Stockholders or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.


                         AGE, PRINCIPAL OCCUPATION, POSITION WITH BANKSHARES AND THE BANK, AND
NAME OF DIRECTORS        BENEFICIAL OWNERSHIP OF COMMON STOCK AT FEBRUARY 21, 1996 (PERCENTAGE OF
                         CLASS)(#)
______________________   __________________________________________________________________________

Charles W. Cole, Jr...   Mr. Cole, age 60, has been a director of the Bank and Bankshares since
                         1995.  Mr. Cole is Vice Chairman of the Board of Alex Brown Capital
                         Advisory and Trust Co., an investment advisory and trust company and
                         Senior Advisor to Brown Asset Management.  Prior to being elected to this position in 1994, he was the President and Chief Executive Officer
                         of First Maryland Bancorp and the First National Bank of Maryland.
                         2,205 shares (*)<F1>
C. William Pacy.......   Mr. Pacy, age 67, has been a director of the Bank since 1971 and of
                         Bankshares since its organization.  Mr. Pacy is Executive Director of the
                         Building Congress and Exchange of Metropolitan Baltimore, Inc., an
                         organization of firms involved in various aspects of commercial construction.
                         3,773 shares (*)<F2><F3>
Francis G. Riggs......   Mr. Riggs, age 58, has been a director of the Bank since 1972 and of
                         Bankshares since its organization and is Chairman of the Compensation
                         Committee.  Mr. Riggs is an Executive Vice President and director of
                         Riggs, Counselman, Michaels & Downes, Inc., an insurance brokerage company located in Baltimore, Maryland.
                         33,527 shares (*)<F2><F4>
Carl W. Stearn........   Mr. Stearn, age 63, Chairman of the Board of Bankshares and Chief
                         Executive Officer of the Bank, has been employed with Bankshares and the Bank since 1990.  Mr. Stearn became a director of Bankshares and the Bank in 1990.
                         187,463 shares (2.4%)<F5>
Thomas J.S. Waxter, Jr.  Mr. Waxter, age 61, has been a director of the Bank since 1973 and of
                         Bankshares since its organization and is Chairman of the Nominating
                         Committee.  Mr. Waxter is a member of the law firm of Semmes, Bowen
                         & Semmes.
                         6,254 shares (*)



                                      3




INFORMATION CONCERNING CONTINUING DIRECTORS AND NAMED EXECUTIVE OFFICER

      The  following  table  presents   information   concerning   directors  of
Bankshares  whose terms of office will continue after the 1996 Annual Meeting of
Stockholders  and  one  named  executive  officer  who  is  not  a  director  of
Bankshares.  As  indicated,  some  directors  will serve  until the 1997  Annual
Meeting of  Stockholders,  and other  directors will serve until the 1998 Annual
Meeting of Stockholders.  Except as indicated,  the directors have been officers of the  organizations  named  below  or of  affiliated  organizations  as  their principal occupations for more than five years.



                              AGE, PRINCIPAL OCCUPATION, POSITION WITH BANKSHARES AND THE BANK, AND
NAME OF DIRECTORS             BENEFICIAL OWNERSHIP OF COMMON STOCK AT FEBRUARY 21, 1996 (PERCENTAGE OF
                              CLASS)(#)
____________________________  ________________________________________________________________________

DIRECTORS SERVING UNTIL 1998

M. Jenkins Cromwell, Jr.  ..  Mr. Cromwell, age 65, has been a director of  the Bank since 1977 and of
                              Bankshares  since its  organization.  Mr.  Cromwell  is a  retired  Vice
                              President and former director of T. Rowe Price Associates,  Inc. He is a principal of Maryland Capital  Management,  Inc., an investment advisory firm,  and  also  serves  as  Chairman  of the  Board  of the  Baltimore
                              Equitable Society.
                              2,100 shares (*)
Clivie C. Haley, Jr.  ......  Mr. Haley,  age 67,  has  been a director of  the Bank since 1977 and of
                              Bankshares since its organization. Mr. Haley is the retired Treasurer of
                              C & P Telephone Companies.
                              7,275 shares (*)<F2><F6>
Norman J. Louden............  Mr. Louden,  age 67,  has  been a director of the Bank since 1977 and of
                              Bankshares  since its  organization.  He was employed with the Bank from
                              1949 until 1987, when he retired as Vice Chairman of the Board and Chief
                              Administrative Officer.
                              7,433 shares (*)<F7>
Robert B. Barnhill, Jr. ....  Mr. Barnhill,  age 51,  has been a director of  the  Bank and Bankshares since  1992.  He is  Chief  Executive  Officer  and  founder  of  TESSCO
                              Technologies, Incorporated, a supplier to the paging, cellular telephone and mobile communications industries.
                              1,102 shares (*)<F8>
Melvin A. Bilal.............  Mr. Bilal,  age 53, has been a director of the Bank and Bankshares since
                              1992. He is President and founder of Security America Services,  Inc., a security consulting firm.
                              1,155 shares (*)<F8>
Sister Rosemarie Nassif.....  Sister  Nassif,  age 54,  has been a director of the Bank and Bankshares since 1992.  She is  President of the College of Notre Dame of Maryland.
                              Prior to being  elected  to this  position  in 1992,  she  served as the
                              College's  Executive  Vice  President.  Prior to joining  the College in
                              1990, she was Co-Vicar in the Archdiocese of St. Louis.
                              1,092 shares (*)<F8>


                                                   4


                              AGE, PRINCIPAL OCCUPATION, POSITION WITH BANKSHARES AND THE BANK, AND
NAME OF DIRECTORS             BENEFICIAL OWNERSHIP OF COMMON STOCK AT FEBRUARY 21, 1996 (PERCENTAGE OF
                              CLASS)(#)
____________________________  ________________________________________________________________________

DIRECTORS SERVING UNTIL 1997

Dr. Calvin W. Burnett.......  Dr. Burnett,  age 63,  has been a director of the Bank since 1984 and of
                              Bankshares  since its  organization.  He is  President  of Coppin  State
                              College, Baltimore, Maryland.
                              1,290 shares (*)<F2>
Pierce B. Dunn..............  Mr. Dunn,  age 45,  has  been  a  director of the Bank since 1988 and of
                              Bankshares   since  its  organization  and  is  Chairman  of  the  Audit
                              Committee.  He is  the  Chairman  of  the  Board  of  MIRCON,  Inc.,  an
                              environmental and engineering company.  Prior to joining MIRCON in 1991,
                              Mr. Dunn was the  President  and Chief  Executive  Officer of  SILI-TEX,
                              Inc.,  Baltimore,  Maryland,  a processor  of  finishes  for fabrics and fibers.
                              16,574 shares(*)<F8><F9>
Mark K. Joseph..............  Mr. Joseph, age 57, has been a director of the Bank and Bankshares since
                              1993.  Mr.  Joseph is  Chairman  of the Board and founder of The Shelter
                              Group, a real estate development, property and asset management company.
                              3,452 shares (*)<F8>
Peter M. Martin.............  Mr. Martin,  age 58, President and Chief Operating Officer of Bankshares
                              and the Bank,  has been  employed  with the Bank since 1990.  Mr. Martin became a director of the Bank and Bankshares in 1990.
                              592,139 shares (7.4%)<F10>
Sheila K. Riggs.............  Mrs. Riggs,  age 52, has been a director of the Bank since 1982  and  of
                              Bankshares since its organization. Mrs. Riggs is the Chairperson of GBMC
                              Agency,  Inc., a health services group and serves as Vice Chairperson of the Maryland Health and Higher Education Facilities  Authority,  a State
                              bonding agency.
                              13,017 shares (*)<F2><F11>

NAMED EXECUTIVE OFFICER
WHO IS NOT A DIRECTOR
James R. Wallis.............  Mr. Wallis,  age  47,  has  been  Executive  Vice  President  and  Chief
                              Financial  Officer of Bankshares and Group  Manager--Administration  and
                              Chief  Financial  Officer  of the Bank  since  July 10,  1995.  Prior to joining the Bank and Bankshares,  he was an independent consultant.  Mr.
                              Wallis was Executive  Vice  President and Chief  Financial  Officer of a
                              savings and loan association and its holding company in Atlanta, Georgia until 1993.
                              27,420 shares (*)<F12>


                                                                     (footnotes on the following page)

                                                   5




_________________________________
(#)   Unless  otherwise  indicated  by footnote,  each  individual  has  sole voting  and  dispositive powers as to all shares indicated.
(*)   Owns less than one percent of the outstanding Common Stock.

<F1>  Includes  525  shares subject  to  a  stock option which becomes exercisable on  April 19, 1996.
<F2>  Includes 1,050 shares subject to a currently exercisable stock option.
<F3>  Includes 1,480 shares held by spouse.
<F4>  Includes  4,944  shares held  as  custodian  and  2,100  shares which  represent Director Riggs'
      beneficial interest of shares owned by Riggs,  Counselman, Michaels & Downes, Inc.
<F5>  Includes 173,250 shares subject to a currently  exercisable  stock option, and 3,711 shares held in the  Retirement  Savings Plan for the benefit of Mr.  Stearn  as of  December  31,  1995, the most recent date for which information is reasonably available.
<F6>  Includes 3,465 shares with shared voting and dispositive powers.
<F7>  Includes 1,083 shares with shared voting and dispositive powers.
<F8>  Includes 525 shares subject to a currently exercisable stock option and 525 shares subject to a stock option not currently exercisable.
<F9>  Includes  10,500  shares held as trustee,  643 shares held as custodian and  52  shares held by spouse.
<F10> Includes  453,785  shares  held as trustee of the Bank's Retirement Savings Plan; 74,550 shares subject to  a  currently  exercisable  stock  option;  5,634  shares  held  in  the  Retirement
      Savings Plan for the benefit of  Mr.  Martin  as of December 31, 1995, the most recent date for which information is reasonably  available;  and  315 shares with shared voting and dispositive powers.
<F11> Includes  8,341  shares  with  shared voting  and  dispositive  powers and 608  shares  held  as custodian.
<F12> Includes  25,000 shares  subject to options,  of  which 12,500 are immediately  exercisable  and
      12,500 become exercisable on July 10, 1996.


SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of February 21, 1996, the number of shares of Common Stock beneficially owned by all directors and executive officers of Bankshares and its subsidiaries as a group.


                                                                AMOUNT AND NATURE    PERCENT
                                                                  OF BENEFICIAL      OF CLASS
                                                                    OWNERSHIP
                                                               ___________________  ___________


All directors and executive officers as a group (18 persons)..      962,439<F1>      12.0% <F2>


________________________

<F1> Includes an aggregate of 453,785 shares held by an executive officer and director in a fiduciary capacity.
<F2> Shares subject to currently exercisable options which are held by directors and officers are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

COMMITTEES

      Bankshares has standing Audit, Compensation and Nominating Committees of the Board of Directors. The members of each of the named committees serve at the discretion of the Board of Directors.

      The Audit Committee (Messrs. Joseph, Barnhill, Cole, Dunn, Haley and Waxter) reviews and reports to the Board of Directors on examinations of the Bank and its subsidiaries by regulatory authorities, recommends independent accountants for appointment by the Boards of Bankshares and the Bank, reviews the scope of the work of the independent accountants and their reports, and reviews the activities and actions of the Bank's internal auditors. The Audit Committee met four (4) times during 1995.

      The Compensation Committee (Mrs. Riggs, Sister Nassif and Messrs. Cole, Cromwell, Pacy and Riggs), reviews and determines salaries and other benefits for executive and senior management of Bankshares and its subsidiaries, reviews and determines employees to whom stock options are to be granted and the terms of such grants, and reviews the selection of officers who participate in incentive and other compensatory plans and arrangements. The Compensation Committee met three (3) times during 1995.

      The Nominating Committee (Messrs. Waxter, Bilal, Burnett, Dunn and Louden) nominates persons for election to the Board of Directors of Bankshares and the Bank. The Nominating Committee will consider shareholder recommendations submitted to it in writing in care of Bankshares. The Nominating Committee met two (2) times during 1995.

      The Board of Directors of Bankshares held twelve (12) meetings during 1995. The Board of Directors of the Bank met twelve (12) times during 1995. All of the directors of Bankshares attended at least 75% of the total number of Bankshares' board meetings held and committee meetings on which such director served during 1995. Each outside director of Bankshares and the Bank receives an annual retainer of $12,000 for service on either or both of the Boards of Directors. Each outside director also receives a fee of $600 for attendance at regular or special Board meetings, except that a single fee is paid if Board meetings for Bankshares and the Bank are held on the same day. Finally, outside directors who are members of committees of the Board receive a fee of $600 for attendance at committee meetings while the chairpersons of such committees receive a fee of $750. Total directors' fees paid by Bankshares and the Bank during 1995 were $310,800.

      The Bank and Bankshares have a deferred compensation plan for outside directors. Each year, a director may elect to defer payment of all or part of the director's fees for that year until the individual ceases to be a director. Interest is earned on the deferred amount at the five-year U.S. Treasury Security rate. Payment of the deferred amount may be made to the director or to his or her beneficiary. Outside directors may also receive non-statutory stock options under the Provident Bankshares Corporation Amended and Restated Stock Option Plan. See "Proposal to Approve Amendment to Provident Bankshares Corporation Amended and Restated Stock Option Plan" for a discussion of such awards.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

      The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as to the extent that Bankshares specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Recommendations regarding all of the components of the compensation of the Executive Officers of Bankshares are made by the six-member Compensation Committee of the Board and are approved by the Board of Directors. The Board of Directors did not reject or modify in any material way any of the recommendations of the Compensation Committee during fiscal year 1995. Each member of the Compensation Committee is a non-employee director. The following report has been prepared by the Compensation Committee and addresses the compensation policies of Bankshares for 1995 as they affected Mr. Stearn, the Chief Executive Officer, and the two other named Executive Officers.

Executive Officer Compensation Policies and Objectives

      The policies and objectives of the Compensation Committee are designed to assist Bankshares and its subsidiaries in attracting and retaining qualified executives, to recognize individual contributions toward the achievement of short-term and long-term performance goals, and to closely align the financial interests of the senior managers of Bankshares and its subsidiaries with those of its shareholders. In furtherance of these objectives, Bankshares maintains a compensation program for Executive Officers which consists of both cash and equity-based compensation. From time to time the Compensation Committee retains independent compensation consultants to work with it on executive compensation matters. Such consultants report directly to the Compensation Committee. The Compensation Committee also has access to competitive data regarding executive compensation levels and practices.

Executive Compensation Programs and Relationship to Performance

      The annual compensation of the Executive Officers of Bankshares consists of a base salary and an annual bonus determined under the terms of the Provident Bankshares Corporation Executive Incentive Plan ("EIP") and the Supplemental Executive Incentive Plan ("SEIP"). The Compensation Committee has discretion to establish, relative to performance and peer group comparisons, the base salaries of the executive officers. This is done once a year. The Compensation Committee itself determines the level of annual salary for the Chief Executive Officer, generally based upon a review of the performance of the Chief Executive Officer during the prior year and competitive data for that position. The Chief Executive Officer recommends to the Compensation Committee a salary level for each of the other named Executive Officers based upon a performance review of each executive. The Compensation Committee is then responsible for approving or modifying the recommendations it receives. The Compensation Committee also approves the participation of key executives in the EIP and the SEIP and is responsible for the grant of options under the Provident Bankshares Corporation Amended and Restated Stock Option Plan ("Stock Option Plan").

Executive Incentive Plan

      The Executive Officers all participate in the Executive Incentive Plan ("EIP"). Under the EIP, for purposes of establishing incentive awards, minimum and maximum after-tax net income targets for the upcoming year are established based on budget estimates of the after-tax net income of Bankshares and all of its subsidiaries. A minimum and maximum percentage of base salary to be received as incentive compensation is established by the Compensation Committee for the Executive Officers as a group. If actual after-tax net income reaches or exceeds the maximum targeted net income, the Executive Officers will receive the maximum designated percentage of base salary as incentive compensation. If the actual after-tax net income is less than the maximum, but equal to or greater than the minimum targeted after-tax net income, the maximum percentage of base salary which may be received as incentive compensation is reduced proportionately. In the event that actual after-tax net income is less than the minimum targeted after-tax net income, no incentive compensation is payable. The Compensation Committee reviews the terms of the EIP each year to assure that, in operation, it is furthering the Committee's compensation policy objectives. Incentive compensation earned under the EIP is paid to the Executive Officers within one month of the end of the fiscal year of the Bank. Payment of all or any part of the incentive compensation earned under the Executive Incentive Plan may be deferred.

Supplemental Executive Incentive Plan

      All Executive Officers participate in the Supplemental Executive Incentive Plan. Under the SEIP, the executives may be awarded up to ten percent of base salary for performance against the criteria established for this plan. The incentive is discretionary, may be awarded on an individual basis as determined by the Compensation Committee and is paid within one month after the end of the corporation's fiscal year. The intent of the Supplemental Executive Incentive Plan is to enable the corporation to provide incentive to the executives in key areas important to the long term progress of the company not addressed by the EIP, namely: management of the company with emphasis on development and retention of key personnel; implementation of new initiatives; financial progress in addition to net earnings; and risk management. All or any part of the incentive compensation earned under the Supplemental Executive Incentive Plan may be deferred.

Stock Option Plan

      Long-term incentives for the Executive Officers are provided through the Stock Option Plan. The Stock Option Plan authorizes the issuance of non-qualified stock options to key officers and certain employees of Bankshares and its subsidiaries. Subject to the general limits prescribed by the Stock Option Plan, the Compensation Committee has the authority to determine the individuals to whom stock options are awarded, the term for which option grants shall be made, the terms of the options and the number of shares subject to each option. Although the Compensation Committee's decisions are discretionary and no specific formula is used in the decision making, the number of options granted is based generally upon position level and performance. Through the award of stock options, the objective of aligning the long-range interests of the Executive Officers with those of the stockholders is met by providing the Executive Officers with the opportunity to build a meaningful ownership stake in Bankshares.

Other Compensation Plans

      The Executive Officers participate in the corporation's health and welfare and qualified retirement plans on the same terms as non-executive employees who meet the applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under these plans.

      In addition to the qualified retirement plans, the Bank maintains a Supplemental Executive Retirement Income Plan ("Supplemental Plan") in which the Chairman and President participate. The Supplemental Plan provides additional benefits to these Executive Officers upon retirement equal to 35% of final pay, reduced by Social Security and the age-65 benefit accrued under the Bank's Pension Plan and then proportionately reduced for less than 25 years of service. In Mr. Stearn's case, any benefits paid before the year 2000 will equal 70% of final pay, reduced as noted above. Thereafter, any benefits paid will be 35% of final pay, also reduced as noted above. The Supplemental Plan is unfunded, so that amounts payable represent unsecured liabilities of the Bank, subject to the claims of secured creditors. The Bank reduced these unfunded Supplemental Benefits in 1993 from 70% to 35% of final pay. The amount of this benefit reduction has been replaced by a split-dollar insurance arrangement. The Bank has purchased four insurance policies on the lives of the Chairman and President. Two policies are split-dollar arrangements, subject to collateral assignment agreements. The other two are corporate-owned life insurance policies.

Chief Executive Officer Compensation

      The Compensation Committee set Mr. Stearn's base compensation for the fiscal year 1995 at $355,708, which represents a 12.7% increase over his 1994 base salary. In establishing his base salary, the Compensation Committee reviewed Mr. Stearn's performance for the prior year and also considered the compensation of chief executive officers of banking organizations in the Baltimore metropolitan area. The increase for 1995 reflects the Compensation Committee's recognition of Mr. Stearn's contribution to the successful implementation of measures to improve the efficiency of the Bank, as demonstrated by the earnings growth of Bankshares and increase in the return on and value of shareholder equity. The minimum bonus target for 1995 was exceeded, resulting in a formula driven proportional payout of $77,589. Based on his performance against the minimum criteria specified in the SEIP, Mr. Stearn was awarded $33,300 for a total of $110,889 in bonus compensation.

Compensation of Other Executive Officers

      Recommendations regarding the base salary of the Executive Officers, other than the Chief Executive Officer, are made to the Compensation Committee by the Chief Executive Officer and are either approved or modified by the Compensation Committee. The recommendation as to the salaries of the Executive Officers is based upon a review of the performance of these officers during the prior year by the Chief Executive Officer. The Compensation Committee did not reject or modify in any material way any of the recommendations of the Chief Executive Officer concerning the base salary of the other Executive Officers for 1995. Executive Officers as a group participate in the EIP, and awards under this plan are based upon the formula contained in the plan. Executive Officers as a group also participate in the SEIP and awards are based upon the Compensation Committee's discretion relating to the evaluation of their individual management performance against the key criteria as defined in the plan.

SUBMITTED  BY  THE   COMPENSATION   COMMITTEE  OF  THE  PROVIDENT   BANKSHARES
CORPORATION BOARD OF DIRECTORS.

Shelia K. Riggs (Chairperson)
Charles W. Cole
M. Jenkins Cromwell
Sister Rosemarie Nassif
C. William Pacy
Francis G. Riggs

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table sets forth the compensation paid or allocated for services rendered to Bankshares and the Bank in all capacities during the years ended December 31, 1993, 1994 and 1995 (i) to the Chief Executive Officer of Bankshares and (ii) to the two members of executive management whose 1995 compensation exceeded $100,000 (collectively hereinafter referred to as the named executive officers).


                             SUMMARY COMPENSATION TABLE


                                                                         LONG TERM
                                                                        COMPENSATION
                                              ANNUAL COMPENSATION          AWARDS
                                     __________________________________ ____________
                                                              OTHER      SECURITIES      ALL
                                                             ANNUAL      UNDERLYING     OTHER
                                      SALARY      BONUS    COMPENSATION   OPTIONS/   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR     ($)         ($)        ($)         SARS(#)        ($)
___________________________  ______  ________   ________   __________    ___________ ____________

Carl W. Stearn.........       1995   $355,708   $110,889    $4,949<F1>       --        $10,993<F2>
Chairman of the Board and     1994    315,751     74,889     5,262<F1>       --         11,319
Chief Executive Officer       1993    302,618     72,000     2,220<F1>       --         34,307

Peter M. Martin........       1995   $297,167    $92,907    $4,096<F1>       --         $9,015<F2>
President and Chief           1994    260,750     62,058     3,970<F1>       --          9,414
Operating Officer             1993    240,500     58,800     1,508<F1>       --         30,459

James R. Wallis<F5>....       1995    $77,026    $16,776   $16,882<F3>    25,000<F4>        --
Executive Vice President
and Chief Financial Officer

______________________________________

<F1>Represents  grossed-up   reimbursement  for  the  tax  effect  of  reportable
    incremental imputed income for the split dollar insurance agreements.
<F2>The amounts  shown in this  column for the last fiscal year are derived  from the following figures: (i) Mr. Stearn: $2,439 allocated under the Bank's 401(k) plan, and $8,554 in economic value of Bank-paid split-dollar life insurance premiums; and (ii) Mr. Martin: $2,330 allocated under the Bank's 401(k) plan, and $6,685 in economic value of Bank-paid split-dollar life insurance premiums.
<F3>Represents gross-up for the tax effect of reportable income for reimbursement of relocation expenses.
<F4>Includes 12,500 shares subject to options  which  are immediately exercisable and 12,500 shares subject to options which become exercisable on July 10, 1996. See "Stock Option Grants".
<F5>Mr. Wallis became Executive Vice President on July 10, 1995.

CHANGE IN CONTROL AGREEMENTS

      The Company and the Bank have entered into three-year Change in Control Agreements with Messrs. Stearn, Martin and Wallis (the "Executives") as well as other officers of the Company and the Bank. Each Change in Control Agreement with the Executives (the "Agreement") provides for a 36-month term. Each Agreement provides that commencing on the date of the Agreement's execution, the term of the Agreement will be extended for one day each day until such time as the board of directors or Executive elects not to extend the term of the Agreement by giving written notice to the other party.

       Each Agreement provides that at any time following a "change in control" of the Company or the Bank, as defined in the Change in Control Agreements, if the Company or the Bank terminates the employee's employment for any reason other than cause, or if the employee terminates his employment following demotion, loss of title, office or significant authority, a reduction in annual compensation or benefits, or relocation of the principal place of employment by more than 20 miles immediately prior to a change in control, the employee or, in the event of death, the employee's beneficiary would be entitled to receive a payment equal to 2.99 times the Executive's average annual taxable compensation as reported on Form W-2 with the Internal Revenue Service for the five preceding taxable years or such lesser number of years in the event that the Executive has been employed by the Company or the Bank for less than five years. The Company and the Bank will also continue the Executive's life, medical, and disability coverage. Such coverage shall cease upon the expiration of 36 full calendar months following the date of termination or the date the Executive secures comparable employment by an employer other than the Company or the Bank, which ever comes first. If the Executive voluntarily resigns from the Company or the Bank within one year following a change in control, but prior to an event of termination described above, the Executive would be entitled to receive a payout equal to six (6) times his then current monthly taxable compensation. Payments to the Executive under the Bank's change in control agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank.

      Payments and benefits under the Change in Control Agreements may constitute an excess parachute payment under Section 280G of the Internal Revenue Code, resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amount to the Company and the Bank.

STOCK OPTION GRANTS

      As discussed above and as an inducement to attract and retain qualified managers and employees, Bankshares maintains the Stock Option Plan. The following table lists all grants of options under the Stock Option Plan to the Named Executive Officers for 1995 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option. See "Proposal to Approve an Amendment to Provident Bankshares Corporation Amended and Restated Stock Option Plan. During 1995, 25,000 shares subject to options were granted to Mr. James R. Wallis.



                         OPTIONS GRANTS IN LAST FISCAL YEAR
                                                                    POTENTIAL REALIZABLE VALUE AT
                                                                    ASSUMED ANNUAL RATES OF STOCK
                          INDIVIDUAL GRANTS                        PRICE APPRECIATION FOR OPTIONS<F1>
___________________________________________________________      ____________________________________

                   NUMBER OF      % OF TOTAL
                  SECURITIES      OPTION/SARS     EXERCISE
                  UNDERLYING      GRANTED TO        OR
                 OPTIONS/SARS    EMPLOYEES IN    BASE PRICE      EXPIRATION
   NAME           GRANTED <F2>   FISCAL YEAR     ($/SH)<F3>         DATE           5%          10%
_______________  ____________    ____________    ___________     __________     _______     _________

James R. WalliS     25,000           100%          $28.00        07/10/2005     441,000     1,113,000


______________________________

<F1>   The fair market value on the date of grant was $28.00.  The  amounts  represent certain assumed rates of  appreciation.  Actual  gains,  if any, on stock  option  exercises  and Common  Stock holdings are dependent on the future  performance  of the Common Stock and overall stock market conditions.  There  can be no  assurance  that the  amounts  reflected  in this  table  will be realized.
<F2>   Includes 12,500 shares subject to options which are immediately exercisable and  12,500  shares subject  to  options  which  become  exercisable  on July 10,  1996.  In  addition,  vesting of non-statutory  stock options may be  accelerated  by the Committee  that  administers  the plan including in connection with a change in control.
<F3>   The purchase price  may  be  made in whole or in part through the surrender of shares of Common
       Stock at a fair market value.

STOCK OPTION EXERCISES AND HOLDINGS

      There were no stock options exercised by the Named Executive Officers during 1995. The following table reflects the number of shares covered by all remaining unexercised stock options as of December 31, 1995. Also reported are the values for "in-the-money" options which represent the difference between the exercise price of any such remaining unexercised options and the year-end market price of the Common Stock.



              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUE




                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                              UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS/SARS
                             OPTIONS/SARS AT FY-END (#)        AT FY-END ($)<F1>
                             _________________________    ____________________________

        NAME                 EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
_____________________        ___________  _____________   ___________   ______________


Carl W. Stearn......         173,250<F2>       0          $4,319,123<F3>       0
Chairman of the Board
and Chief Executive
Officer



Peter M. Martin.....          74,550<F2>       0           1,794,377<F4>       0
President and Chief
Operating Officer


James R. Wallis.....          12,500        12,500            18,750<F5>    $18,750
Executive Vice President
and Chief Financial
Officer

_______________________________________

<F1> The closing price of the Common Stock on December 31, 1995 was $29.50.
<F2> Messrs.  Stearn   and  Martin  received  8,250 and  3,550  additional  options, respectively, pursuant to an anti-dilution provision in Bankshares' option plan following the  declaration of a 5% stock dividend by Bankshares.  Additionally, the  exercise  prices of the  options  were  adjusted  in  accordance  with the anti-dilution provision.
<F3> The weighted average option exercise price is $4.57.
<F4> The weighted average option exercise price is $5.43.
<F5> The option exercise price is $28.00.

PENSION PLANS

      The following table sets forth the estimated annual pension benefits payable to a participant at normal retirement age (age 65) under the Bank's Pension Plan and its Supplemental Plan, based on both the remuneration that is covered under such plans and years of service with Bankshares and its subsidiaries.



                                        YEARS OF SERVICE
                  ____________________________________________________________
 REMUNERATION        15          20           25          30            35
_______________   _________   _________   __________  ___________   __________

    125,000        26,250      35,000       43,750       43,750       43,750
    150,000        31,500      42,000       52,500       52,500       52,500
    175,000        36,750      49,000       61,250       61,250       61,250
    200,000        42,000      56,000       70,000       70,000       70,000
    225,000        47,250      63,000       78,750       78,750       78,750
    250,000        52,500      70,000       87,500       87,500       87,500
    275,000        57,750      77,000       96,250       96,250       96,250
    300,000        63,000      84,000      105,000      105,000      105,000
    325,000        68,250      91,000      113,750      113,750      113,750
    350,000        73,500      98,000      122,500      122,500      122,500
    375,000        78,750     105,000      131,250      131,250      131,250
    400,000        84,000     112,000      140,000      140,000      140,000
    425,000        89,250     119,000      148,750      148,750      148,750



      Bankshares maintains the Supplemental Executive Retirement Income Plan for certain executive officers which will pay 50% of the difference between 70% of final pay and the amounts paid by the pension plan and Social Security benefits, except in the case of Mr. Stearn where Bankshares will pay 100% of the difference prior to the year 2000. Compensation used in calculating the annual normal retirement benefit amounts reflected in the Pension Plan Table is the executive's highest rate of base annual salary, reported in the third column of the Summary Compensation Table, and does not include bonuses or other amounts reported in any of the remaining columns of the Summary Compensation Table.

      The following table sets forth the respective years of service credited for Pension Plan purposes as of December 31, 1995, and the estimated years of service at the respective normal retirement dates for each of the named executive officers.


                                       YEARS OF            YEARS OF SERVICE
              NAME                      SERVICE          AT NORMAL RETIREMENT
                                      AT 12/31/95
       _______________________        ___________        ____________________

       Carl W. Stearn.........            5.9                     9.0
       Peter M. Martin........            5.8                    13.4
       James R. Wallis........            0.5                    17.5



      The Pension Plan Table reflects the annual benefit payable at the executive's 65th birthday in the form of an annuity for the executive's life with a 15-year guarantee in favor of the executive's spouse. Under this form, should the executive die within 15 years after the benefits start, the executive's surviving spouse, if any, will continue to receive the same pension benefits until the end of that 15-year period.

      The Pension Plan Table reflects the maximum benefit payable under the Provident Bank of Maryland Pension Plan, a tax-qualified funded plan and certain Supplemental Retirement Income Agreements providing 50% of the excess (unfunded benefits). The benefits reflected in the Table are offset or reduced by 100% of the executive's estimated primary Social Security benefit.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Francis G. Riggs is a director of Bankshares and the Bank, and a member of the Compensation Committee. Mr. Riggs is Executive Vice-President and a director of Riggs, Counselman, Michaels & Downes, Inc. From January l to December 31, 1995, the Bank paid Riggs, Counselman, Michaels & Downes, Inc. $267,332 for premiums related to insurance services.

PERFORMANCE GRAPH

      The SEC requires that Bankshares include in this proxy statement a line-graph comparing cumulative stockholder returns as of December 31 for each of the last five years among the Common Stock, a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by Bankshares, assuming in each case both an initial $100 investment and reinvestment of dividends. Consistent with past practice, the Board of Directors has selected the Nasdaq Market Index as the relevant broad market index because prices for the Common Stock are quoted on Nasdaq National Market. Additionally, the Board of Directors has selected the Middle Atlantic Banks Index as the relevant industry standard because such index consists of financial institutions which are headquartered in the mid-Atlantic region and the Board believes that such institutions generally possess assets, liabilities and operations more similar to those of Bankshares and its subsidiaries than other publicly-available indices.



                           COMPARATIVE FIVE-YEAR TOTAL RETURNS
         PROVIDENT BANKSHARES CORPORATION, NASDAQ MARKET INDEX AND MG GROUP INDEX


                                        1990      1991      1992      1993      1994      1995
                                       ______    ______    ______    ______    ______    ______
PROVIDENT BANKSHARES CORPORATION       100.00    172.77    372.73    512.66    589.65    817.43
MIDDLE ATLANTIC BANK INDEX             100.00    133.08    166.65    207.03    196.56    298.47
NASDAQ MARKET INDEX                    100.00    128.38    129.64    155.50    163.26    211.77


                      CERTAIN TRANSACTIONS WITH MANAGEMENT

      Periodically, the Bank may engage in lending transactions in the ordinary course of business with its officers and directors, as well as entities associated with such persons. Such transactions are made in the ordinary course of business and on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Loans to such persons do not involve more than the normal risk of collectability or present other unfavorable features.

      Thomas J. S. Waxter, Jr., a director of Bankshares and the Bank, is a member of the law firm of Semmes, Bowen & Semmes, which performs legal services for Bankshares and its subsidiaries.

      Management of the Bank believes that the terms of these transactions were at least as favorable to the Bank as could have been obtained elsewhere. (See also the section entitled "Compensation Committee Interlocks and Insider Participation," above).


                       PROPOSAL TO APPROVE AN AMENDMENT TO
                    PROVIDENT BANKSHARES CORPORATION AMENDED
                         AND RESTATED STOCK OPTION PLAN

      On March 6, 1996, the Board of Directors adopted an amendment (the "Amendment") to the Provident Bankshares Corporation Amended and Restated Stock Option Plan (the "Option Plan") to authorize the granting of non-qualified stock options to Non-Employee Directors. The Amendment which is being voted upon is attached to this Proxy Statement as Exhibit A. The following is a summary of the material features of the Option Plan.

      The Option Plan provides for the granting of non-qualified stock options to certain key employees and officers of Bankshares and the Bank, as designated by the Board of Directors. The Plan also provides that each Non-Employee Director will receive a non-qualified stock option to purchase 1,000 shares of Bankshares Common Stock. Approximately 68 persons currently hold stock options granted under the Option Plan. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee consists of non-employee members of the Board of Directors none of whom are eligible to receive a discretionary award of options under the Option Plan. The Committee selects the officers and employees to whom options are to be granted and the number of shares to be granted. The number of shares issuable under the Option Plan automatically increases annually so that the number of shares issuable under the Option Plan equals 17% of the then outstanding shares of the Common Stock of Bankshares. As of the Record Date, 1,302,000 shares are authorized for issuance under the Option Plan. No Optionee is permitted to receive options under the Option Plan for more than 350,000 shares of Common Stock in any calendar year.

      Except for grants which will be made pursuant to the Amendment, as noted below, or as otherwise determined by the Committee, options under the Option Plan are 50% exercisable immediately following the date of grant and 50% exercisable one year from the date of grant, but in no event shall an option be exercisable in whole or in part more than ten years from the date of grant. The Committee may, in its sole discretion, accelerate the time at which any stock option may be exercised in whole or in part. Options granted under the Option Plan will have an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted. In the event an Optionee ceases to be a director, officer or employee for any reason whatsoever other than death, disability or retirement, all of the Optionee's options that were fully vested and exercisable at time of termination of service will be exercisable for 30 days following termination of service. All options which were not fully vested and exercisable at the time of termination of service will be terminated immediately. In the event an Optionee ceases to be a director due to death or disability, all of the Optionee's options shall immediately become fully vested andexercisable for 60 days following termination of service.

      In the event of any change in the outstanding shares and Common Stock of Bankshares by reason of a stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, the Committee, in its discretion, may adjust previously granted awards to prevent dilution or enlargement of rights of the Optionee. Such adjustments may include: (i) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan; (ii) adjustments in the aggregate number or kind of shares of Common Stock covered by awards already made under the Plan; or (iii) adjustments in the purchase price of outstanding Stock Options.

      All options granted under the Option Plan become immediately exercisable upon a change in control, which is defined in the Option Plan generally to occur when a person or group of persons acting in concert acquires beneficial ownership of 10% or more of any class of equity security, such as the Common Stock, of the Company or the Bank or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in the majority of the Board of Directors.

      Shares may be purchased in whole or in part at any time after an option becomes exercisable, provided that the Committee, in its sole discretion, may accelerate the time at which any option may be exercised in whole or in part. The purchase price of options granted under the Option Plan for the Common Stock may be paid in whole or in part through the surrender of previously held shares of Common Stock at the fair market value thereof.

      An award of options under the Option Plan shall not be transferable by the Optionee other than by will or the laws of descent and distribution and may only be exercised during the Optionee's lifetime by the Optionee, or by a guardian or legal representative. With the consent of the Committee, an employee may designate a person as beneficiary of any stock option award, in the event of the death of the employee.

      An Optionee shall have no rights as a stockholder with respect to any shares covered by an option until the date of issuance of a stock certificate for such shares. Nothing in the Option Plan or in any award of options granted confers on any person any right to continue in the employ of the Company or its affiliates, or to continue to perform services for the Company or its affiliates, or interferes in any way with the right of the Company or its affiliates to terminate such person's services as an officer or other employee at any time.

     The Board of Directors may amend the Option Plan in any respect; provided, however, that in order for the Option Plan to continue to qualify for exemptive treatment under 17 C.F.R. 240.16b-3 of the Exchange Act, stockholder approval shall be required for any amendment which (i) except in limited circumstances, increases the maximum number of shares for which options may be granted under the Option Plan, (ii) reduces the exercise price at which stock options may be granted, (iii) extends the period during which options may be granted or exercised beyond the times originally prescribed, or (iv) changes the persons eligible to participate in the Option Plan.

      The Amendment to be voted on by stockholders will provide, subject to stockholder approval, that each current Non-Employee Director will receive a formula grant consisting of a non-qualified stock option to purchase 2,000 shares ("Formula Grant") of Bankshares Common Stock unless such non-employee director has less than five years remaining until retirement at the effective date of the Amendment. Any Non-Employee Director with less than five years remaining until retirement at the effective date of the Amendment will receive a Formula Grant consisting of a non-qualified stock option to purchase a number of shares equal to the product of 400 multiplied by each year of service remaining until the Non-Employee Director's retirement. Each subsequent Non-Employee Director will receive a Formula Grant as of the date such subsequently elected or appointed Non-Employee Director is qualified and first begins to serve as a Non-Employee Director. Formula Grants are subject to certain vesting schedules as described below.

      The Non-employee Director Formula Grants, other than grants to Non-Employee Directors with less than five years remaining until retirement, will become exercisable in installments as follows: thirty percent (30%) of the grant shall become exercisable three years from the date of grant; an additional twenty percent (20%) of the grant shall become exercisable four years from the date of grant; and the remaining fifty percent (50%) of the grant shall become exercisable five years from the date of grant. Options granted to Non-Employee Directors with less than five years remaining until retirement at the effective date of the amendment will become one hundred percent (100%) vested six months prior to the Non-Employee Directors' retirement.

      The purpose of requesting stockholder approval is to meet the requirements of the Nasdaq National Market and to enable the recipient of options to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934. THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AND ENTITLED TO VOTE AT THE MEETING IS REQUIRED FOR RATIFICATION. In the event stockholder ratification is not received, the Option Plan will remain in effect, but without the above described Amendment which required shareholder approval.

      Unless  marked to the  contrary,  the shares  represented  by the enclosed
Proxy will be voted FOR the approval of the Amendment to the Provident Bankshares Corporation Amended and Restated Stock
Option Plan.

      The Board of Directors recommends a vote FOR the approval of the amendments to the Provident Bankshares Corporation Amended and Restated Stock Option Plan. Proxies will be voted FOR the Proposal unless otherwise instructed by stockholders.

NEW PLAN BENEFITS

      The following table provides certain information with respect to awards which will be granted, assuming stockholder approval of the Amendment is obtained, under the Amendment to the Option Plan. No other awards granted under the Option Plan are included in this table.


                                NEW PLAN BENEFITS

                                                   STOCK OPTION AWARDS
                                           _________________________________
                                                                 NUMBER
         NAME AND POSITION                 DOLLAR VALUE <F1>    OF UNITS
                                           ________________   ______________


All current directors of the Company
 and Bank (who are not executive
 officers) as a group (15 persons)......         --               30,000



_______________________________

<F1> The "dollar value" for options to be granted pursuant to the Option Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.


                      PROPOSAL TO APPROVE THE SELECTION OF
                     INDEPENDENT AUDITORS FOR THE YEAR 1996


     The Board of Directors of Bankshares has appointed the firm of Coopers & Lybrand L.L.P., certified public accountants, as independent auditors for Bankshares for the year 1996, subject to the approval of the stockholders.
Coopers & Lybrand L.L.P., which has served as independent auditors for Bankshares and the Bank since 1990, has advised Bankshares that neither the firm nor any of its partners or associates has any direct financial interest in or any connection with Bankshares or any of its subsidiaries other than as independent auditors. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     The Board of Directors seeks stockholder approval of its selection of Coopers & Lybrand L.L.P. as its independent auditors to Bankshares for the year 1996.

     The Board of Directors recommends a vote FOR the Proposal. Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

                                OTHER BUSINESS


     The Board of Directors is not aware of any matters to be presented for action at the meeting, other than the matters set forth herein. If any other business should properly come before the meeting, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment with respect thereto.


                               VOTING PROCEDURES


     Each proposal submitted to Bankshares' stockholders for a vote is deemed approved if a majority of the shares of Common Stock of Bankshares present in person or by proxy at a meeting at which a quorum is present votes in favor of the proposal. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. A stockholder is entitled to one vote for each share owned.

     Stockholder votes are tabulated manually by the Corporation. Proxies received by Bankshares, if such proxy is properly executed and delivered, will be voted in accordance with the voting specifications made on such proxy. Proxies received by Bankshares on which no voting specification has been made by the stockholder will be voted for all items discussed in the Proxy Statement, in the manner slated on the proxy card. Stockholders who execute and deliver proxies retain the right to revoke them by notice in writing delivered to Bankshares' Secretary at any time before such proxies are voted. Under applicable Maryland corporate law and the Articles of Incorporation and By-Laws of Bankshares, proxies received by Bankshares specifying an abstention as to any proposal will cause the shares so represented to be counted toward a quorum, but not counted as favorable votes and, therefore, have the same effect as a vote against the proposal. To the extent holders or brokers having the right to vote shares do not attend the meeting or return a proxy, such shares will not count toward a quorum and, if a quorum is otherwise achieved, will have no effect on the vote of the proposals considered at the meeting.


                  STOCKHOLDER PROPOSALS -- 1997 ANNUAL MEETING


     Any proposal of a stockholder intended to be presented at the 1997 Annual Meeting of Bankshares must be received by Bankshares at 114 East Lexington Street, Baltimore, Maryland 21202 prior to November 15, 1996, to be eligible for inclusion in the proxy statement and form of proxy. In order to curtail controversy as to compliance with this requirement, stockholders are urged to submit proposals to the Secretary of Bankshares by Certified Mail-Return Receipt Requested.

                                ANNUAL REPORTS


     BANKSHARES' 1995 ANNUAL REPORT TO STOCKHOLDERS AND ANNUAL REPORT ON FORM 10-K ACCOMPANY THIS PROXY STATEMENT. COPIES OF THE REPORTS MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF BANKSHARES, 114 EAST LEXINGTON STREET, BALTIMORE, MARYLAND 21202, AND WILL BE AVAILABLE AT THE ANNUAL MEETING.

                                    By Order of the Board of Directors



                                    /S/ CARL W. STEARN
                                    CARL W. STEARN
                                    Chairman of the Board


Baltimore, Maryland
March 15, 1996

                                                                     EXHIBIT A

                AMENDMENTS TO PROVIDENT BANKSHARES CORPORATION
                    AMENDED AND RESTATED STOCK OPTION PLAN

     6.     Awards to Non-Employee Directors.
            ________________________________

            (b) Subsequent  Formula Grants. (i) Commencing on the effective date
                __________________________
of this section, each current Non-Employee Director shall receive a Formula Grant consisting of a non-qualified stock option to purchase 2,000 shares of Corporation Common Stock, except as set forth under Section 6(b)(iv). Each option granted under this Section 6(b)(i) will become exercisable in installments as follows: thirty percent (30%) of the grant shall become exercisable three years from the date of grant; an additional twenty percent (20%) of the grant shall become exercisable four years from the date of grant; and the remaining fifty percent (50%) of the grant shall become exercisable five years from the date of grant.

            (ii) The option price for each Formula Grant shall be the Fair Market Value (as defined in Paragraph 7(g) hereof) of the shares of Common stock of the Corporation on the date of grant of the option. The Formula Grant shall expire not more than ten (10) years from the date such option is granted, consistent with Paragraph 5(d) hereof. Each subsequent Non-Employee Director shall also receive a Formula Grant as of the date such subsequently elected or appointed Non-Employee Director is qualified and first begins to serve as a Non-Employee Director. The Formula Grant shall become fully vested and will be immediately exercisable at any time immediately after a Change in Control, as defined in Paragraph 7(a) hereof.

            (iii) In the event a Non-Employee Director ceases to be a director due to death, Disability, Retirement or any other reason whatsoever, the Formula Grant shall be governed by Paragraph 5(f)(i), (ii), and (iii) hereof.

            (iv) Notwithstanding Paragraph (iii) above, commencing on the effective date of this section, each Non-Employee Director with less than five years remaining until retirement at the effective date of this section shall receive a Formula Grant consisting of a non-qualified stock option to purchase a number of shares equal to the product of 400 multiplied by each year of service remaining until the Non-Employee Director's retirement. Each option granted under this Section 6(b)(iv) shall become one hundred percent (100%) vested six months prior to the Non-Employee Directors's retirement.

 ____
|    | PLEASE MARK VOTES                    REVOCABLE PROXY
| X  | AS IN THIS EXAMPLE          PROVIDENT BANKSHARES CORPORATION
|____|


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
    OF PROVIDENT  BANKSHARES  CORPORATION
ANNUAL MEETING OF STOCKHOLDERS -- APRIL 17, 1996
     The undersigned hereby appoints Dennis A. Starliper and Robert L. Davis or either of them acting individually and with full power of substitution to act, as attorneys and proxies, for the undersigned, to vote all shares of Common Stock of Provident Bankshares Corporation ("Bankshares") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Bankshares, 114 East Lexington Street, Baltimore, Maryland 21202 at 10:00 a.m. and at any and all adjournments thereof as follows:

1. The election as directors of all nominees listed below (except as marked to the contrary):
      _                   _                        _
     |_| For             |_| Withold              |_| For All Except

CHARLES W. COLE, JR.; C. WILLIAM PACY; FRANCIS G. RIGGS; CARL W. STEARN; AND THOMAS J.S. WAXTER, JR.

INSTRUCTION: To withhold your vote for any nominee(s), mark "For All Except" and write that nominee's name on the line below

________________________________________________________________________________

2.   The amendment of the Bankshares' Stock Option Plan
      _                   _                        _
     |_| For             |_| Against              |_| Abstain


3.  The approval of Coopers & Lybrand as independent Auditors.
      _                   _                        _
     |_| For             |_| Against              |_| Abstain


     THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE  "FOR"  EACH  OF  THE  LISTED
PROPOSALS.
     THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY MATTER OR MATTERS, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. THE UNDERSIGNED HEREBY AUTHORIZES THE PROXIES TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING WITHOUT LIMITATIONS, A MOTION TO ADJOURN OR POSTPONE THE ANNUAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

     The undersigned acknowledges receipt from Bankshares prior to the execution of this proxy of Notice of the Meeting, a Proxy Statement, dated March 15, 1996, and Bankshares' Annual Report to Stockholders.


                                              ___________________
    Please be sure to sign and date          |Date               |
      this Proxy in the box below            |                   |
 ____________________________________________|___________________|
|                                                                |
|                                                                |
|                                                                |
|__Stockholder sign above_____ Co-holder (if any) sign above_____|


   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                        PROVIDENT BANKSHARES CORPORATION
 ______________________________________________________________________________
|Please sign exactly as your name appears on this card. When signing as| |attorney, executor, administrator, trustee or guardian, please give your full |
|title. If shares are held jointly, each holder should sign.                   |
|                                                                              |
|                               PLEASE ACT PROMPTLY                            |
|                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY                  |
|______________________________________________________________________________|